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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 2007

                        Farmers & Merchants Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                        000-14492                 34-1469491
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

   307-11 N. Defiance, Archbold, Ohio                                    43502
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17-CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                       GENERAL DESCRIPTION OF TRANSACTION

     On September 7, 2007, Farmers & Merchants Bancorp, Inc. (the "Company") and The Farmers & Merchants State Bank ("F&M Bank"), the Company's wholly-owned subsidiary, executed an Agreement of Merger and Plan of Reorganization (the "Merger Agreement") with Knisely Financial Corp ("Knisely") and its wholly-owned subsidiary Knisely Bank, under which Knisely Bank will be merged with and into F&M Bank (the "Merger"). In the transaction, the Company will pay to Knisely $10.2 Million in cash and Knisely will be entitled to retain the earnings of Knisely Bank from June 1, 2007 until closing.

     The Merger Agreement contains customary representations, warranties and covenants of the Company and Knisely, including, among others, Knisely's covenant to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain transactions during such period. In addition, Knisely has agreed, subject to certain exceptions, to hold a special meeting of its shareholders to consider approval of the Merger and the other transactions contemplated by the Merger Agreement. Knisely has also agreed not to solicit proposals relating to competing business combination transactions. In connection with the execution of the Merger Agreement, each of the Directors of Knisely and Knisely Bank has signed an agreement to vote the shares they own in Knisely in favor of the transaction.

     The anticipated acquisition is subject to approval by Knisely's shareholders, receipt of appropriate regulatory approvals and certain other closing conditions and the accuracy of representations and warranties set forth in the Merger Agreement. The Merger Agreement contains certain termination rights for both the Company and Knisely, and further provides that, upon termination of the Merger Agreement upon specified circumstances, either the Company or Knisely may be obligated to pay a termination fee of $500,000 as liquidated damages. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, the transaction is expected to be completed late in the fourth quarter of 2007 or early in the first quarter of 2008.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2 and is incorporated herein by reference.

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                           FORWARD LOOKING STATEMENTS

     This current report may contain "forward-looking statements" within the meaning of, and pursuant to, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believes," "anticipates" or "expects," or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Forward-looking statements, which are made in good faith, are based upon numerous assumptions, some of which may be specifically described with respect to a particular statement. Some of the more important assumptions include statements about the benefits of the merger between the Company and Knisely, including future financial and operating results, and the Company's plans, objectives, expectations and intentions. Additionally, other assumptions include expectations about overall economic conditions, expectations about the movement of interest rates, reliance on existing or anticipated changes in laws and regulations, adverse movements and volatility in debt and equity capital markets, political conditions and related actions by the United States military, and expectations about the nature and level of competition and changes in customer behavior and customer preferences. Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that future results will differ materially from what is stated in or implied by such forward-looking statements. The Company cautions readers to consider this risk, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or developments or for any other reason. For further information regarding the Company, please read the Company's reports filed with the Securities and Exchange Commission ("SEC"), which are available at www.sec.gov.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) Exhibits. The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:

Number   Exhibit
------   -------
   2     Agreement of Merger and Plan of Reorganization dated as of September 7,
         2007 by and among Farmers & Merchants Bancorp, Inc., The Farmers &
         Merchants State Bank, Knisely Financial Corp and Knisely Bank

   99    Company Press Release dated September 10, 2007

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: September 10, 2007


                                        /s/ Paul S. Siebenmorgen
                                        -----------------------------------
                                        Paul S. Siebenmorgen
                                        President & Chief Executive Officer


                                        /s/ Barbara J. Britenriker
                                        -----------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
 Number   Description of Exhibit
-------   ----------------------
    2     Agreement of Merger and Plan of Reorganization dated as of September
          7, 2007 by and among Farmers & Merchants Bancorp, Inc., The Farmers &
          Merchants State Bank, Knisely Financial Corp and Knisely Bank

   99     Company Press Release dated September 10, 2007